[LOGO] M F S(SM)                                              Semiannual Report
INVESTMENT MANAGEMENT                                             June 30, 1997

MFS(R) LIMITED MATURITY SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

[Graphic omitted]

MFS(R) LIMITED MATURITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                               INVESTMENT ADVISER
A. Keith Brodkin*                      Massachusetts Financial Services Company
Chairman and President                 500 Boylston Street
                                       Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises           DISTRIBUTOR
(diversified holding company)          MFS Fund Distributors, Inc.
                                       500 Boylston Street
William R. Gutow                       Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management       INVESTOR SERVICE
Company                                MFS Service Center, Inc.
(Blockbuster Video franchise)          P.O. Box 2281
                                       Boston, MA 02107-9906
PORTFOLIO MANAGER
Geoffrey L. Kurinsky*                  For additional information,
                                       contact your financial adviser.
TREASURER
W. Thomas London*                      CUSTODIAN
                                       Investors Bank & Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                       AUDITORS
Ellen Moynihan*                        Deloitte & Touche LLP
James O. Yost*
                                       WORLD WIDE WEB
SECRETARY                              www.mfs.com
Stephen E. Cavan*
                                       [DALBAR   For the third year in a row,
ASSISTANT SECRETARY                    LOGO]     MFS earned a #1 ranking in the
James R. Bordewick, Jr.*                     DALBAR, Inc. Broker/Dealer Survey,
                                       Main Office Operations Service Quality
                                       Category. The firm achieved a 3.48
                                       overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

*Affiliated with the Investment Adviser

Dear Contract Owner:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. Because of this, plus slight declines in other indicators such as average hourly wages and the corporate purchasing-managers index, we do not expect the rapid pace of growth seen in the first quarter of 1997 to continue. While second-quarter growth has slowed dramatically, we do expect the second half of the year to pick up once again with real (inflation-adjusted) growth centering around 2 1/2%.

    In the fixed-income markets, we have been encouraged by the Federal Reserve Board's (the Fed's) decision to not raise short-term interest rates at its July meeting. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens in the second half of 1997. Therefore, our risk/reward outlook for the fixed-income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President

July 14, 1997

MFS LIMITED MATURITY SERIES

For the six months ended June 30, 1997, the Series provided a total return of 2.60% (including the reinvestment of any distributions). This compares to a 2.88% return for the Merrill Lynch One- to Five-Year Government/Corporate Bond Index, an unmanaged composite of coupon-bearing Treasury issues, debt of the U.S. government and its agencies, and corporate debt rated "Bb/Baa" or higher.

    With recent signs of a slowdown in economic activity, the Series has adopted a more constructive attitude toward the short end of the U.S. fixed-income market. Recent signs of a slowdown in employment, coming on the heels of a slowdown in the auto and housing sectors, suggest the Fed is unlikely to raise interest rates over the balance of 1997. With the threat of Fed action diminished, we believe interest rates on shorter-term fixed-income securities will remain stable, at around 6% on two-year Treasuries and 6.25% on five-year Treasuries. As a result of this more optimistic view, we increased the portfolio's duration, or measure of interest-rate sensitivity, to 2.5 years at the end of June. This is longer than the average duration of the Series, which is typically around two years.

    We believe that the current environment of steady growth and low inflation is ideal for investment-grade corporate securities. Companies should continue to generate strong cash flows, and the lack of wage pressure should contribute to steady earnings growth. As a result, we are deploying the bulk of the Series' assets, around two-thirds of the portfolio, in the investment-grade corporate bond market. The balance of the Series is invested in mortgage-backed securities and cash.

Respectfully,

/s/ Geoffrey L. Kurinsky
Geoffrey L. Kurinsky
Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

Geoffrey L. Kurinsky began his career at MFS in 1987 in the Fixed Income Department. A graduate of the University of Massachusetts and Boston University's Graduate School of Management, he was named Assistant Vice President in 1988, Vice President in 1989, and Senior Vice President in 1993. He has managed MFS Limited Maturity Series since 1996.

OBJECTIVES AND POLICIES

The Series' primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Series' secondary objective is to protect shareholders' capital.

Commencement of investment operations: August 14, 1996.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Limited Maturity Series.

CUMULATIVE TOTAL RATES OF RETURN AS OF JUNE 30, 1997

                                        6 Months           Life of Series*
--------------------------------------------------------------------------
Cumulative Total Return                   +2.60%                   +5.27%
--------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, August 14, 1996, through June 30, 1997.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 1997
Bonds - 81.4%
-------------------------------------------------------------------------------
                                              Principal Amount
Issuer                                            (000 Omitted)         Value
-------------------------------------------------------------------------------
U.S. Bonds - 78.0%
  Banks and Credit Companies - 8.3%
    Advanta Corp., 6.57s, 2000                             $ 10      $  9,752
    Advanta Corp., 6.93s, 2002                               20        19,266
    Capital One Financial Corp., 7.25s, 2003                 20        19,550
                                                                     --------
                                                                     $ 48,568
-----------------------------------------------------------------------------
  Entertainment - 11.7%
    Paramount Communication, 7.5s, 2002                    $ 40      $ 40,074
    Time Warner, Inc., 6.1s, 2001                            30        28,736
                                                                     --------
                                                                     $ 68,810
-----------------------------------------------------------------------------
  Financial Services - 6.0%
    Salomon, Inc., 7.3s, 2002                              $ 10      $ 10,090
    United Cos. Financial Corp., 7s, 1998                    20        20,079
    United Cos. Financial Corp., 9.35s, 1999                  5         5,222
                                                                     --------
                                                                     $ 35,391
-----------------------------------------------------------------------------
  Food and Beverage Products - 10.4%
    Great Atlantic & Pacific Tea Co., Inc.,
      9.125s, 1998                                         $ 20      $ 20,331
    Nabisco, Inc., 8s, 2000                                  20        20,613
    RJR Nabisco, Inc., 8s, 2001                              20        20,194
                                                                     --------
                                                                     $ 61,138
-----------------------------------------------------------------------------
  Forest and Paper Products - 5.6%
    Boise Cascade Corp., 9.9s, 2001                        $ 30      $ 33,100
-------------------------------------------------------------------------------
  Restaurants and Lodging - 4.4%
    Hilton Hotels Corp., 7.375s, 2002                      $ 25      $ 25,289
-------------------------------------------------------------------------------
  Telecommunications - 7.3%
    Continental Cablevision, Inc., 11s, 2007               $ 20      $ 22,490
    Tele-Communications, Inc., 6.275s, 2003                  20        20,024
                                                                     --------
                                                                     $ 42,514
-----------------------------------------------------------------------------
  U.S. Government and Agency Obligations - 22.6%
    Federal National Mortgage Assn., 7.5s, 2001            $ 23      $ 23,431
    Federal National Mortgage Assn., 7.5s, 2011              93        94,688
    U.S. Treasury Notes, 6.625s, 2002                        14        14,129
                                                                     --------
                                                                     $132,248
-----------------------------------------------------------------------------
  Utilities - Electric - 1.7%
    System Energy Resources, 7.8s, 2000                    $ 10      $ 10,060
-------------------------------------------------------------------------------
Total U.S. Bonds                                                     $457,118
-------------------------------------------------------------------------------
Foreign Bonds - 3.4%
  Chile
    Empresa Electrica Guacolda S.A., 7.6s, 2001
      (Utilities - Electric)##                             $ 20      $ 20,263
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $476,630)                              $477,381
-------------------------------------------------------------------------------
Short-Term Obligation - 15.3%
-------------------------------------------------------------------------------
  Federal Home Loan Corp., due 7/1/97, at Amortized Cost   $ 90      $ 89,986
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $566,616)                        $567,367

Other Assets, Less Liabilities - 3.3%                                  19,054
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $586,421
-------------------------------------------------------------------------------
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
June 30, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $566,616)                 $567,367
  Cash                                                                 2,356
  Interest receivable                                                  9,519
  Receivable from investment adviser                                   7,223
  Deferred organization expenses                                       7,588
  Other assets                                                             4
                                                                    --------
      Total assets                                                  $594,057
                                                                    --------
Liabilities:
  Payable to affiliates for management fee                             $  49
  Accrued expenses and other liabilities                               7,587
                                                                    --------
      Total liabilities                                             $  7,636
                                                                    --------
Net assets                                                          $586,421
                                                                    ========
Net assets consist of:
  Paid-in capital                                                   $571,667
  Unrealized appreciation on investments                                 751
  Accumulated undistributed net realized loss on investments          (2,554)
  Accumulated undistributed net investment income                     16,557
                                                                    --------
      Total                                                         $586,421
                                                                    ========
Shares of beneficial interest outstanding                            57,111
                                                                     ======
Net asset value per share
  (net assets of $586,421 / 57,111 shares of beneficial interest
    outstanding)                                                     $10.27
                                                                     ======
See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Six Months Ended June 30, 1997
------------------------------------------------------------------------------
Net investment income:
    Interest income                                                   $ 19,191
                                                                      --------
  Expenses -
    Management fee                                                    $  1,475
    Trustees' compensation                                               1,017
    Shareholder servicing agent fee                                         94
    Administrative fee                                                      27
    Auditing fee                                                         9,626
    Printing                                                             5,655
    Amortization of organization expenses                                  911
    Legal fee                                                              175
    Custodian fee                                                           63
    Miscellaneous                                                          134
                                                                      --------
      Total expenses                                                  $ 19,177
    Fees paid indirectly                                                   (76)
    Preliminary reduction of expenses by investment adviser            (16,418)
                                                                      --------
      Net expenses                                                    $  2,683
                                                                      --------
        Net investment income                                         $ 16,508
                                                                      --------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) on investment transactions    $ (1,123)
                                                                      --------
  Change in unrealized appreciation on investments                    $ (1,126)
                                                                      --------
      Net realized and unrealized loss on investments                 $ (2,249)
                                                                      --------
        Increase in net assets from operations                        $ 14,259
                                                                      ========
See notes to financial statements

Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------
                                                       Six Months Ended            Period Ended
                                                          June 30, 1997      December 31, 1996*
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $ 16,508                $ 12,877
  Net realized loss on investments                               (1,123)                 (1,440)
  Net unrealized gain (loss) on investments                      (1,126)                  1,877
                                                               --------                --------
      Increase in net assets from operations                   $ 14,259                $ 13,314
                                                               --------                --------
Distributions declared to shareholders from net
  investment income                                            $    --                 $(12,819)
                                                               --------                --------
Series share (principal) transactions -
  Net proceeds from sale of shares                             $ 49,863                $501,018
  Net asset value of shares issued to
    shareholders in reinvestment of distributions                   --                   12,819
  Cost of shares reacquired                                        (633)                    --
                                                               --------                --------
      Increase in net assets from Series share
        transactions                                           $ 49,230                $513,837
                                                               --------                --------
        Total increase in net assets                           $ 63,489                $514,332
Net assets:
  At beginning of period                                        522,932                   8,600
                                                               --------                --------
  At end of period (including accumulated
    undistributed net investment income of
    $16,557 and $49, respectively)                             $586,421                $522,932
                                                               ========                ========

* For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1996.

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------
                                         Six Months Ended         Period Ended
                                            June 30, 1997   December 31, 1996*
------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $10.01               $10.00
                                                   ------               ------
Income from investment operations# -
  Net investment income(S)                         $ 0.31               $ 0.25
  Net realized and unrealized gain (loss)
    on investments                                  (0.05)                0.01
                                                   ------               ------
      Total from investment operations             $ 0.26               $ 0.26
                                                   ------               ------
Less distributions declared to shareholders -
  From net investment income                       $ --                 $(0.25)
                                                   ------               ------
    Net asset value - end of period                $10.27               $10.01
                                                   ======               ======
  Total return                                      2.60%++              2.61%++
  Ratios (to average net assets)/
    Supplemental data(S):
    Expenses                                        1.00%+               1.00%+
    Net investment income                           6.12%+               6.61%+
  Portfolio turnover                                  80%                 109%
  Net assets at end of period (000 omitted)        $  586               $  523

  * For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Series' expenses are calculated without reduction for fees paid indirectly.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series' at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:
    Net investment income                          $ 0.01               $ 0.01
    Ratios (to average net assets):
      Expenses##                                    7.11%+               7.55%+
      Net investment income                         0.01%+               0.06%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(1) Business and Organization
MFS Limited Maturity Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS Limited Maturity Series, MFS(R) Money Market Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1997, there were nine shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex- interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

At December 31, 1996, the Series, for federal income tax purposes, had a capital loss carryforward of $1,267 which may be applied against any net taxable realized gains until the earlier of its utilization or expiration on December 31, 2004.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.55% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.45% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1997, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $29,123.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

Administrator - Effective March 1, 1997, the Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee up to 0.015% per annum of the Series' average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                        Purchases         Sales
-------------------------------------------------------------------------------
U.S. government securities                               $ 59,143      $272,354
                                                         ========      ========
Investments (non-U.S. government securities)             $297,428      $102,794
                                                         ========      ========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                         $566,616
                                                                       ========
Gross unrealized appreciation                                          $  2,805
Gross unrealized depreciation                                            (2,054)
                                                                       --------
Net unrealized appreciation                                            $    751
                                                                       ========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

               Six Months Ended June 30, 1997  Period Ended December 31, 1996*

               ------------------------------  -------------------------------
                                      Shares                           Shares
------------------------------------------------------------------------------
Shares sold                            4,934                           50,102
Shares issued to shareholders in
  reinvestment of distributions          --                             1,277
Shares reacquired                        (62)                             --
                                       -----                           ------
    Net increase                       4,872                           51,379
                                       =====                           ======

* For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1996.

(6) Line of Credit
The Series and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended June 30, 1997, was $3.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Limited Maturity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of June 30, 1997, the related statement of operations for the six months then ended, the statements of changes in net assets and financial highlights for the six months then ended and the period from August 14, 1996 (the commencement of investment operations) through December 31, 1996. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Limited Maturity Series at June 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 1, 1997


                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street,
Boston, MA 02116-3741                                             VLM-3 8/97 200